Prepayments and Other Current Assets - Summary of Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deductible VAT	¥ 10,647	$ 1,500	¥ 8,635
Rental deposits	64,708	9,114	68,204
Interest receivables	62,159	8,755	49,491
Others	49,972	7,037	44,006
Total	¥ 187,486	$ 26,406	¥ 170,336